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Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

        FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of December 17, 2003, among FAIRPOINT COMMUNICATIONS, INC. (f/k/a MJD Communications, Inc.), a Delaware corporation (the "Borrower"), the undersigned Credit Parties, the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), WACHOVIA BANK, N.A., as Documentation Agent (the "Documentation Agent"), BANK OF AMERICA, N.A., as Syndication Agent (the "Syndication Agent"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Administrative Agent (in such capacity, the "Administrative Agent" and, together with the Documentation Agent and the Syndication Agent, collectively, the "Agents"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

        WHEREAS, the Borrower, the Lenders and the Agents are parties to an Amended and Restated Credit Agreement, dated as of March 30, 1998 and amended and restated as of March 6, 2003 (as so amended and restated, the "Credit Agreement"); and

        WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement and enter into certain agreements relating to the Credit Agreement, in each case as herein provided;

        NOW, THEREFORE, it is agreed:

I.    Amendments and Agreements to Credit Agreement.

        1.     Section 1.01 of the Credit Agreement is hereby amended by inserting the text "(including, in the case of Incremental A Term Loans, the terms and conditions of Section 1.15)" immediately prior to the first comma appearing in said Section.

        2.     Section 1.01(a) of the Credit Agreement is hereby amended by (i) deleting the text "A Term Facility (each, an "A Term Loan" and, collectively, the "A Term Loans")" appearing in said Section and inserting the text "Initial A Term Facility (each, an "Initial A Term Loan" and, collectively, the "Initial A Term Loans")" in lieu thereof, (ii) deleting each reference to the text "A Term Loans" appearing in subclauses (ii) and (iii) of the first sentence of said Section and in the last sentence of said Section and inserting the text "Initial A Term Loans" in lieu thereof and (iii) deleting each reference to the text "A Term Commitment" appearing in said Section and inserting the text "Initial A Term Commitment" in lieu thereof.

        3.     Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new clause (e) at the end of said Section:

          "(e) Loans under the Incremental A Term Facility (each, an "Incremental A Term Loan" and, collectively, the "Incremental A Term Loans") (i) shall be made to the Borrower by each Lender with an Incremental A Term Commitment pursuant to a single drawing on the Incremental A Term Borrowing Date, (ii) except as hereinafter provided, may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that all Incremental A Term Loans incurred on the Incremental A Term Borrowing Date shall be added to the then outstanding Borrowings of Initial A Term Loans as provided in Section 1.15(c) and (iii) shall not exceed in an aggregate principal amount for any Lender in respect of any incurrence of Incremental A Term Loans the Incremental A Term Commitment, if any, of such Lender as in effect immediately prior to such incurrence. Once repaid, Incremental A Term Loans may not be reborrowed.".

        4.     Section 1.04(a) of the Credit Agreement is hereby amended by inserting the text "(or, in the case of a funding of Incremental A Term Loans on the Incremental A Term Borrowing Date, in an amount equal to such Lender's Incremental A Term Commitment)" immediately prior to the period at the end of the first sentence of said Section.

        5.     Section 1.05 of the Credit Agreement is hereby amended by (i) deleting the word "The" appearing in clause (a) of said Section and inserting the text "Subject to Section 1.05(g) hereof," in lieu thereof and (ii) inserting the following new clause (g) at the end of said Section:

          "(g) Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, Notes shall only be delivered to Lenders which at any time specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related Obligations) which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (f). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the Borrower shall promptly execute and deliver to the respective Lender the requested Note in the appropriate amount or amounts to evidence such Loans.".

        6.     Section 1.07 of the Credit Agreement is hereby amended by (i) deleting the text "A Term Loans" appearing in said Section and inserting the text "Initial A Term Loans, Incremental A Term Loans" in lieu thereof and (ii) deleting the text "A Term Commitments" appearing in said Section and inserting the text "Initial A Term Commitments, Incremental A Term Commitments" in lieu thereof.

        7.     Section 1.14 of the Credit Agreement is hereby amended by (i) inserting the text "on or prior to June 30, 2004" immediately following the text "have the right to request" appearing in clause (a) of said Section, (ii) deleting the text "$10,000,000" appearing in clause (a) of said Section and inserting the text "$35,000,000" in lieu thereof, (iii) deleting the word "and" appearing immediately prior to subclause (vi) of clause (a) of said Section and inserting a comma in lieu thereof, (iv) inserting the text "and (vii) any provision of an Incremental Revolving Commitment pursuant to this Section 1.14 shall occur on or prior to June 30, 2004" immediately prior to the period at the end of clause (a) of said Section, (v) inserting the text "(x)" immediately after the text "Section 1.14," appearing in the first sentence of clause (b) of said Section and (vi) inserting the following text immediately prior to the period at the end of the first sentence of clause (b) of said Section:

    "and (y) the Borrower shall deliver to the Administrative Agent (I) an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrower reasonably satisfactory to the Administrative Agent and dated such date, covering such matters relating to the provision of the Incremental Revolving Commitment as may be reasonably requested by the Administrative Agent and (II) a solvency certificate from the Chief Financial Officer of the Borrower, dated the Incremental Revolving Commitment Date, in form and substance satisfactory to the Administrative Agent,".

        8.     Section 1 of the Credit Agreement is hereby further amended by inserting the following new Section 1.15:

          "1.15    Incremental A Term Loan Commitments.    (a)    So long as the Incremental Commitment Requirements are satisfied at the time of the delivery of the request referred to below, the Borrower shall have the right to request on or prior to June 30, 2004 that one or more Lenders (and/or one or more other Persons which will become Lenders as provided below) provide Incremental A Term Commitments and, subject to the terms and conditions contained in this

  Agreement, make Incremental A Term Loans pursuant thereto; it being understood and agreed, however, that (i) no Lender shall be obligated to provide an Incremental A Term Commitment as a result of any such request by the Borrower, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental A Term Commitment and executed and delivered to the Administrative Agent an Incremental A Term Commitment Agreement as provided in clause (b) of this Section 1.15, such Lender shall not be obligated to fund any Incremental A Term Loans, (ii) any Lender (or, in the circumstances contemplated by clause (v) below, any other Person which will qualify as an Eligible Transferee) may so provide an Incremental A Term Commitment without the consent of any other Lender, (iii) each provision of Incremental A Term Commitments pursuant to this Section 1.15 shall be in a minimum aggregate amount (for all Lenders (including in the circumstances contemplated by clause (v) below, Eligible Transferees who will become Lenders)) of at least $2,500,000 and in integral multiples of $500,000 in excess thereof, (iv) the aggregate amount of all Incremental A Term Commitments permitted to be provided pursuant to this Section 1.15 shall not exceed $10,000,000, (v) the Borrower may request Incremental A Term Commitments from Persons reasonably acceptable to the Administrative Agent which would qualify as Eligible Transferees hereunder, provided that any such Incremental A Term Commitment provided by any such Eligible Transferee which is not already a Lender shall be in a minimum amount (for such Eligible Transferee) of at least $2,500,000 (and with the fees to be paid to such Eligible Transferee to be no greater than those fees to be paid to the then existing Lenders (if any) providing Incremental A Term Commitments) and (vi) all actions taken by the Borrower pursuant to this Section 1.15 shall be done in coordination with the Administrative Agent.

          (b)   In connection with any provision of Incremental A Term Loan Commitments pursuant to this Section 1.15, (i) the Borrower, the Administrative Agent and each such Lender or other Eligible Transferee (each, an "Incremental A Term Lender") which agrees to provide an Incremental A Term Commitment shall execute and deliver to the Administrative Agent an Incremental A Term Commitment Agreement substantially in the form of Exhibit L hereto (appropriately completed), with the effectiveness of such Incremental A Term Lender's Incremental A Term Commitment to occur upon delivery of such Incremental A Term Commitment Agreement to the Administrative Agent, the payment of any fees required in connection therewith (including, without limitation, any agreed upon up-front or arrangement fees owing to the Administrative Agent) and the satisfaction of the Incremental Commitment Requirements and the other terms and conditions described in this Section 1.15 and (ii) the Borrower shall deliver to the Administrative Agent (x) an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrower reasonably satisfactory to the Administrative Agent and dated such date, covering such matters relating to the provision of the Incremental A Term Commitments as may be reasonably requested by the Administrative Agent and (y) a solvency certificate from the Chief Financial Officer of the Borrower, dated the Incremental A Term Borrowing Date, in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental A Term Commitment Agreement, and at such time (i) Annex I to the Credit Agreement shall be deemed modified to reflect the Incremental A Term Commitments of such Incremental A Term Lenders and (ii) to the extent requested by any Incremental A Term Lender, an A Term Note will be issued at the Borrower's expense, to such Incremental A Term Lender, to be in conformity with the requirements of Section 1.05 (with appropriate modification) to the extent needed to reflect the new Incremental A Term Loans made by such Incremental A Term Lender.

          (c)   In connection with each incurrence of Incremental A Term Loans pursuant to Section 1.01(e), the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, the Borrower and the Administrative Agent may take all such actions as may be necessary to ensure that all Lenders with outstanding A Term Loans continue to participate in each Borrowing of outstanding A Term Loans (after giving effect to the incurrence of Incremental A Term Loans pursuant to Section 1.01(e)) on a pro rata basis, including by adding the Incremental A Term Loans to be so incurred to the then outstanding Borrowings of Initial A Term Loans on a pro rata basis even though as a result thereof such new Incremental A Term Loans (to the extent required to be maintained as Eurodollar Loans) may effectively have a shorter Interest Period than the then outstanding Borrowings of Initial A Term Loans, and it is hereby agreed that, to the extent the Incremental A Term Loans are to be so incurred or added to the then outstanding Borrowings of Initial A Term Loans which are maintained as Eurodollar Loans, the Lenders that have made such Incremental A Term Loans shall be entitled to receive from the Borrower such amounts, as reasonably determined by the respective Lenders, to compensate them for funding the various Incremental A Term Loans during an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon rates then applicable thereto). All determinations by any Lender pursuant to the immediately preceding sentence shall, absent manifest error, be final and conclusive and binding on all parties hereto.".

        9.     Section 2.01 of the Credit Agreement is hereby amended by deleting clause (f) of said Section in its entirety and inserting the following new clause (f) in lieu thereof:

          "(f)  The Borrower shall pay to the Administrative Agent for distribution to each Incremental Lender such fees and other amounts, if any, as are specified in the relevant Incremental Commitment Agreement, with the fees and other amounts, if any, to be payable on the respective Incremental Commitment Date.".

        10.   Section 2.03 of the Credit Agreement is hereby amended by deleting clauses (a) and (b) of said Section in their entirety and inserting the following new clauses (a) and (b) in lieu thereof:

          "(a) The Total Initial A Term Commitment and the Total Revolving Commitment (and the Initial A Term Commitment and Revolving Commitment of each Lender with such a Commitment) shall terminate in their entirety on the Expiration Date unless the Restatement Effective Date has occurred on or before such date.

          (b)   (i)    The Total Initial A Term Commitment (and the Initial A Term Commitment of each Lender with such a Commitment) shall terminate in its entirety on the Restatement Effective Date (after giving effect to the making of Initial A Term Loans on such date).

             (ii)  The Total Incremental A Term Commitment (and the Incremental A Term Commitment of each Lender with such a Commitment) shall terminate in its entirety on the Incremental A Term Borrowing Date (after giving effect to the making of Incremental A Term Loans on such date).".

        11.   Section 5.05 of the Credit Agreement is hereby amended by deleting clause (a) of said Section in its entirety and inserting the following new clause (a) in lieu thereof:

          "(a) (i)    The proceeds of all Initial A Term Loans shall be utilized to effect the Refinancing and to pay certain fees and expenses relating to the Transaction.

             (ii)  The proceeds of all Incremental A Term Loans shall be utilized for general corporate and working capital purposes (including, without limitation, Permitted Acquisitions) of the Borrower and its Subsidiaries.".

        12.   Section 5.05(b) of the Credit Agreement is hereby amended by inserting the text "and to repay Indebtedness of FairPoint Carrier Services under the FairPoint Carrier Services Credit Agreement" immediately after the text "Carrier Services Expenditures" appearing in said Section.

        13.   Section 7.04(m) of the Credit Agreement is hereby amended by deleting clause (i) of said Section and the text "and (ii)" appearing immediately after such clause in their entirety.

        14.   Section 7.06(n) of the Credit Agreement is hereby amended by (i) deleting the text "on the Restatement Effective Date" in the first place it appears in said Section and inserting such text immediately after the text "incurrence of Loans" appearing in said Section and (ii) deleting clause (y) of said Section in its entirety and inserting the following new clause (y) in lieu thereof:

          "(y) cash on hand and/or proceeds from the incurrence of Revolving Loans in an aggregate amount not to exceed $25.0 million, so long as FairPoint Carrier Services promptly uses the full amount of the proceeds of such contribution or loan to repay amounts owing under the FairPoint Carrier Services Credit Agreement.".

        15.   The Lenders hereby agree that, notwithstanding anything to the contrary contained in Sections 7.03 and 7.04 of the Credit Agreement, Indebtedness of FairPoint Carrier Services under the FairPoint Carrier Services Credit Agreement, and Liens on assets of FairPoint Carrier Services and its Subsidiaries (including the capital stock of such Subsidiaries) securing such Indebtedness, shall be permitted to be outstanding on the date FairPoint Carrier Services becomes a Subsidiary under the Credit Agreement, so long as (and only so long as) all of such Indebtedness is promptly repaid in full, all commitments thereunder and guaranties thereof are terminated, and all of such Liens are promptly released (but, in any event, by close of business on such date).

        16.   Section 7.06 of the Credit Agreement is hereby amended by deleting clause (k) of said Section in its entirety and inserting the following new clause (k) in lieu thereof:

          "(k) [Intentionally omitted]".

        17.   Section 7.13 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

"Fiscal Quarter Ended	Ratio
September 30, 2003	1.75:1.0
December 31, 2003	2.00:1.0
March 31, 2004	2.00:1.0
June 30, 2004	2.00:1.0
September 30, 2004	2.00:1.0
December 31, 2004	1.75:1.0
March 31, 2005	1.75:1.0
June 30, 2005	1.75:1.0
September 30, 2005	1.75:1.0
December 31, 2005	1.50:1.0
March 31, 2006	1.50:1.0
June 30, 2006	1.50:1.0
September 30, 2006	1.50:1.0
December 31, 2006	1.25:1.0
March 31, 2007	1.25:1.0	".

        18.   The definition of "Borrowing" appearing in Section 9 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (x) of said definition and inserting a comma in lieu thereof and (ii) inserting the text "and (z) any Incremental A Term Loans incurred pursuant to Section 1.01(e) shall be considered part of the related Borrowing of the then outstanding Initial A Term Loans to which such Incremental A Term Loans are added pursuant to Section 1.15; it being understood and agreed, however, that for purposes of Section 1.08, the incurrence of Incremental A Term Loans on the Incremental A Term Borrowing Date shall be deemed to be a "Borrowing" of such Loans" immediately before the period at the end of said definition.

        19.   The definition of "Credit Documents" appearing in Section 9 of the Credit Agreement is hereby amended by inserting the text ", each Incremental A Term Commitment Agreement," immediately after the text "Incremental Revolving Commitment Agreement" appearing in said definition.

        20.   Section 9 of the Credit Agreement is hereby further amended by (i) deleting the definitions of "A Term Commitment", "A Term Facility", "A Term Loan", "Carrier Services Back-Stop Letters of Credit", "Commitment", "Excluded FairPoint Carrier Services Refinancing Proceeds", "Excluded Permitted Subordinated Debt Proceeds", "Facility", "Incremental Commitment Requirements", "Lender", "Total A Term Commitment" and "Total Commitment" appearing in said Section and (ii) inserting in the appropriate alphabetical order the following new definitions:

          "A Term Loan" shall mean, collectively, each Initial A Term Loan and each Incremental A Term Loan.

          "Commitment" shall mean, with respect to each Lender, such Lender's Initial A Term Commitment, Incremental A Term Commitment and/or Revolving Commitment.

          "Excluded Permitted Subordinated Debt Proceeds" shall mean the Excluded Preferred Stock Refinancing Proceeds.

          "Facility" shall mean any of the credit facilities established under this Agreement, i.e., the Initial A Term Facility, the Incremental A Term Facility, the C Term Facility-Fixed Rate, the C Term Facility-Floating Rate or the Revolving Facility; provided that for purposes of Section 1.06 and the definition of "Borrowing", the Initial A Term Facility and the Incremental A Term Facility shall be deemed to be a single "Facility".

          "First Amendment" shall mean the First Amendment to this Agreement, dated as of December    , 2003.

          "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

          "Incremental A Term Borrowing Date" shall mean the date on which the Borrower incurs Incremental A Term Loans pursuant to Section 1.01(e), which date shall (x) be the date of the effectiveness of the Incremental A Term Commitment Agreement pursuant to which such Incremental A Term Loans are to be made and (y) in any event, occur on or prior to June 30, 2004.

          "Incremental A Term Commitment" shall mean, with respect to each Incremental A Term Lender, the commitment of such Incremental A Term Lender to make Incremental A Term Loans pursuant to Section 1.01(e) on the Incremental A Term Borrowing Date, as such commitment is set forth in the Incremental A Term Commitment Agreement delivered pursuant to Section 1.15(b) and as same may be terminated pursuant to Sections 2.02, 2.03 and/or 8 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 1.13 and/or 11.04(b).

          "Incremental A Term Commitment Agreement" shall mean an Incremental A Term Commitment Agreement substantially in the form of Exhibit L (appropriately completed).

          "Incremental A Term Facility" shall mean the Facility evidenced by the Total Incremental A Term Commitment.

          "Incremental A Term Lender" shall have the meaning provided in Section 1.15(b).

          "Incremental A Term Loan" shall have the meaning provided in Section 1.01(e).

          "Incremental Commitment" shall mean any Incremental A Term Commitment and/or any Incremental Revolving Commitment, as the context may require.

          "Incremental Commitment Agreement" shall mean any Incremental A Term Commitment Agreement and/or any Incremental Revolving Commitment Agreement, as the context may require.

          "Incremental Commitment Date" shall mean any Incremental A Term Borrowing Date or any Incremental Revolving Commitment Date, as the context may require.

          "Incremental Commitment Requirements" shall mean, with respect to any request for an Incremental Commitment made pursuant to Section 1.14 or Section 1.15 or any provision of an Incremental Commitment on a given Incremental Commitment Date, the satisfaction of each of the following conditions: no Default or Event of Default then exists or would result from the incurrence of Loans pursuant to an Incremental Commitment (for purposes of such determination, assuming the relevant Loans in an aggregate principal amount equal to the full amount of Incremental Commitments then requested or provided had been incurred, and the proposed Permitted Acquisition (if any) to be financed with the proceeds of such Loans had been consummated, on such date of request or Incremental Commitment Date, as the case may be).

          "Incremental Lender" shall mean any Incremental A Term Lender and/or any Incremental RF Lender, as the context may require.

          "Initial A Term Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name on Annex I hereto directly below the column entitled "Initial A Term Commitment", as the same may be (x) reduced or terminated pursuant to Sections 2.02, 2.03 and/or 8 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 1.13 and/or 11.04(b).

          "Initial A Term Facility" shall mean the Facility evidenced by the Total Initial A Term Commitment.

          "Initial A Term Loan" shall have the meaning provided in Section 1.01(a).

          "Lender" shall mean each financial institution listed on Annex I, as well as any Person that becomes a "Lender" hereunder pursuant to Section 1.01(e), 1.13, 1.14, 11.04(b) or 11.17.

          "Total Commitment" shall mean the sum of the Total Initial A Term Commitment, the Total Incremental A Term Commitment and the Total Revolving Commitment.

          "Total Incremental A Term Commitment" shall mean the sum of the Incremental A Term Commitments of each of the Lenders.

          "Total Initial A Term Commitment" shall mean the sum of the Initial A Term Commitments of each of the Lenders.

        21.   Section 11.10 of the Credit Agreement is hereby amended by deleting the text "A Term Loan Commitment" appearing in said Section and inserting the text "Initial A Term Commitment" in lieu thereof.

        22.   Section 11.12 of the Credit Agreement is hereby amended by deleting clause (b) of said Section in its entirety and inserting the following new clause (b) in lieu thereof:

          "(b) Notwithstanding anything to the contrary contained in clause (a) above of this Section 11.12, the Borrower, the Administrative Agent and each Incremental Lender may, in accordance with the provisions of Sections 1.14 and 1.15, enter into an Incremental Commitment Agreement, provided that after the execution and delivery by the Borrower, the Administrative Agent and each such Incremental Lender of such Incremental Commitment Agreement, such Incremental Commitment Agreement may thereafter only be modified in accordance with the requirements of clause (a) above of this Section 11.12.".

        23.   Section 11.16 of the Credit Agreement is hereby amended by deleting the penultimate sentence of said Section in its entirety and inserting the following new sentence in lieu thereof:

    "The registration of any provision of Incremental Commitments pursuant to Sections 1.14 and 1.15 shall be recorded by the Administrative Agent on the Register only upon the acceptance of the Administrative Agent of a properly executed and delivered Incremental Commitment Agreement.".

        24.   Section 11.17 of the Credit Agreement is hereby deleted in its entirety and the following new Section 11.17 is inserted in lieu thereof:

          "11.17    Additions of New Lenders.    (a) On and as of the occurrence of the Restatement Effective Date in accordance with Section 11.10 hereof, each Person that is a New Lender at such time shall become a "Lender" under, and for all purposes of, this Agreement and the other Credit Documents.

          (b)   On and as of the occurrence of the First Amendment Effective Date in accordance with the First Amendment, each Person whose name appears on Annex I to the Credit Agreement that was not a Lender immediately prior to giving effect to the First Amendment Effective Date shall become a "Lender" under, and for all purposes of, this Agreement and the other Credit Documents.".

        25.   The Credit Agreement is hereby further amended by inserting new Exhibit L thereto in the form of Exhibit L attached hereto.

II.    Miscellaneous Provisions.

        1.     In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that:

          (a)   no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both before and after giving effect to this First Amendment; and

          (b)   all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects only as of such specific date).

        2.     This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        3.     This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

        4.     THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        5.     This First Amendment shall become effective on the date (the "First Amendment Effective Date") on which each of the following conditions shall have been satisfied:

            (i)  each of the Borrower, each other Credit Party, the Administrative Agent, the Required RF/A TF Lenders and the Required C TF Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office; and

           (ii)  the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Lenders, to the extent then due and set forth in a reasonably detailed invoice made available to the Borrower.

        6.     The Borrower hereby covenants and agrees, so long as the First Amendment Effective Date occurs, to pay to each Lender which has executed and delivered to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) 12:00 noon (New York time) on December 17, 2003 and (y) 5:00 p.m. (New York time) on the First Amendment Effective Date (such later date, the "Outside Date"), a non-refundable cash amendment fee equal to 0.15% of the sum of (i) each such Lender's Revolving Commitment (as in effect immediately prior to the First Amendment Effective Date) and (ii) the aggregate outstanding principal amount of such Lender's Term Loans (determined immediately prior to the First Amendment Effective Date), which fee shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders on the second Business Day following the Outside Date.

        7.     By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, all Revolving Loans incurred pursuant to the increase in the Total Revolving Commitment pursuant to this First Amendment) (x) shall be fully guaranteed pursuant to the Subsidiary Guaranty in accordance with the terms and provisions thereof and (y) shall be (and are) secured pursuant to the Pledge Agreement.

        8.     From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*    *    *

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

FAIRPOINT COMMUNICATIONS, INC. (f/k/a MJD Communications, Inc.)
By:	/s/ TIMOTHY W. HENRY
	Name:	Timothy W. Henry
	Title:	Vice President of Finance & Treasurer
ST ENTERPRISES, LTD., as a Subsidiary Guarantor and a Pledgor
By:	/s/ TIMOTHY W. HENRY
	Name:	Timothy W. Henry
	Title:	Vice President of Finance & Treasurer
FAIRPOINT BROADBAND, INC., as a Subsidiary Guarantor and a Pledgor
By:	/s/ TIMOTHY W. HENRY
	Name:	Timothy W. Henry
	Title:	Vice President of Finance & Treasurer
MJD SERVICES CORP., as a Subsidiary Guarantor and a Pledgor
By:	/s/ TIMOTHY W. HENRY
	Name:	Timothy W. Henry
	Title:	Vice President of Finance & Treasurer
MJD VENTURES, INC., as a Subsidiary Guarantor and a Pledgor
By:	/s/ TIMOTHY W. HENRY
	Name:	Timothy W. Henry
	Title:	Vice President of Finance & Treasurer

C-R COMMUNICATIONS, INC., as a Pledgor
By:	/s/ TIMOTHY W. HENRY
	Name:	Timothy W. Henry
	Title:	Vice President of Finance & Treasurer
COMERCO, INC., as a Pledgor
By:	/s/ TIMOTHY W. HENRY
	Name:	Timothy W. Henry
	Title:	Vice President of Finance & Treasurer
GTC COMMUNICATIONS, INC., as a Pledgor
By:	/s/ TIMOTHY W. HENRY
	Name:	Timothy W. Henry
	Title:	Vice President of Finance & Treasurer
RAVENSWOOD COMMUNICATIONS, INC., as a Pledgor
By:	/s/ TIMOTHY W. HENRY
	Name:	Timothy W. Henry
	Title:	Vice President of Finance & Treasurer
UTILITIES, INC., as a Pledgor
By:	/s/ TIMOTHY W. HENRY
	Name:	Timothy W. Henry
	Title:	Vice President of Finance & Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), Individually, as Administrative Agent and as Collateral Agent
By:	/s/ ANCA TRIFAN
	Name:	Anca Trifan
	Title:	Director
BANK OF AMERICA, N.A., Individually and as Syndication Agent
By:	/s/ ROBERT KLAWINSKI
	Name:	Robert Klawinski
	Title:	Managing Director
WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), Individually and as Documentation Agent
By:	/s/ MARK L. COOK
	Name:	Mark L. Cook
	Title:	Director
COBANK, ACB
By:	/s/ JOHN COLE
	Name:	John Cole
	Title:	Vice President
CREDIT SUISSE FIRST BOSTON
By:
Name:
Title:

CITICORP NORTH AMERICA, INC.
By:	/s/ MICHAEL P. PSYLLOS
	Name:	Michael P. Psyllos
	Title:	Vice President
SEQUILS-CUMBERLAND I, LTD.
	By:	Deerfield Capital Management LLC, as Collateral Manager
By:	/s/ MARK E. WITTNEBEL
	Name:	Mark E. Wittnebel
	Title:	Sr. Vice President
ROSEMONT CLO, LTD.
	By:	Deerfield Capital Management LLC, as Collateral Manager
By:	/s/ MARK E. WITTNEBEL
	Name:	Mark E. Wittnebel
	Title:	Sr. Vice President
BRYN MAWR CLO, LTD.
	By:	Deerfield Capital Management LLC, as Collateral Manager
By:	/s/ MARK E. WITTNEBEL
	Name:	Mark E. Wittnebel
	Title:	Sr. Vice President
BLUE SQUARE FUNDING LIMITED SERIES 3
By:
Name:
Title:

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
	By:	Travelers Asset Management International Company LLC
By:
Name:
Title:
MORGAN STANLEY PRIME INCOME TRUST
By:
Name:
Title:
GSC PARTNERS GEMINI FUND LIMITED
	By:	GSCP (NJ), L.P. as Collateral Monitor
	By:	GSCP (NJ), Inc., as its General Partner
By:
Name:
Title:
ARES LEVERAGED INVESTMENT FUND II, L.P.
	By:	Ares Management II, L.P. Its: General Partner
By:	/s/ JEFF MOORE
	Name:	Jeff Moore
	Title:	Vice President
ARES IV CLO, LTD.
	By:	Ares CLO Management IV, L.P. Investment Manager By: Ares CLO GP IV, LLC Its Managing Member
By:	/s/ JEFF MOORE
	Name:	Jeff Moore
	Title:	Vice President

ARES VI CLO LTD.
	By:	Ares CLO Management VI, L.P. Investment Manager By: Ares CLO GPVI, LLC Its Managing Member
By:	/s/ JEFF MOORE
	Name:	Jeff Moore
	Title:	Vice President
THE CIT GROUP/EQUIPMENT FINANCING, INC.
By:	/s/ STEVEN K. REEDY
	Name:	Steven K Reedy
	Title:	Vice President
SENIOR DEBT PORTFOLIO
	By:	BOSTON MANAGEMENT AND RESEARCH, as Investment Manger
By:	/s/ PAYSON F. SWAFFIELD
	Name:	Payson F. Swaffield
	Title:	Vice President
THE TRAVELERS INSURANCE COMPANY
By:	/s/ ALLEN CANTRELL
	Name:	Allen Cantrell
	Title:	Investment Officer
OXFORD STRATEGIC INCOME FUND
	By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD
	Name:	Payson F. Swaffield
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
	By:	Eaton Vance Management as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD
	Name:	Payson F. Swaffield
	Title:	Vice President
GRAYSON & CO
	By:	Boston Management and Research as Investment Advisor
By:	/s/ PAYSON F. SWAFFIELD
	Name:	Payson F. Swaffield
	Title:	Vice President
ELF FUNDING TRUST I
	By:	Highland Capital Management, L.P. as Collateral Manager
By:
Name:
Title:
MUIRFIELD TRADING LLC
By:
Name:
Title:
OLYMPIC FUNDING TRUST, SERIES 1999-1
By:
Name:
Title:

JISSEKIKUN FUNDING, LTD.
	By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ MOHAN V. PHANSALKAR
	Name:	Mohan V. Phansalkar
	Title:	Executive Vice President
COLUMBUS LOAN FUNDING LTD.
	By:	Travelers Asset Management International Company LLC
By:
Name:
Title:

EXHIBIT L

FORM OF INCREMENTAL
A TERM COMMITMENT AGREEMENT

[Name(s) of Lender(s)]

[Date]

Fairpoint Communications, Inc.
521 E. Morehead Street, Suite 250
Charlotte, North Carolina 28202

Attention: Tim Henry

Re: Incremental A Term Commitment

Ladies and Gentlemen:

        Reference is hereby made to the Credit Agreement, dated as of March 30, 1998 and amended and restated as of March 6, 2003 (as so amended and restated and as the same may be further amended, amended and restated, modified or supplemented from time to time, the "Credit Agreement"), among Fairpoint Communications, Inc. (the "Borrower" or "you"), the lenders from time to time party thereto (the "Lenders"), Bank of America, N.A., as Syndication Agent, Wachovia Bank, N.A., as Documentation Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

        Each Lender (each, an "Incremental A Term Lender") party to this letter agreement (this "Agreement") hereby severally agrees to provide the Incremental A Term Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental A Term Lender, its "Incremental A Term Commitment"). Each Incremental A Term Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including Section 1.15 thereof.

        [Each Incremental A Term Lender and the Borrower acknowledge and agree that, with respect to the Incremental A Term Commitment provided by such Incremental A Term Lender pursuant to this Agreement, such Incremental A Term Lender shall receive an upfront fee equal to that amount set forth opposite its name on Annex I attached hereto, which upfront fee shall be due and payable to such Incremental A Term Lender on the effective date of this Agreement.]

        Each Incremental A Term Lender, to the extent that it is not already a Lender under the Credit Agreement, (i) confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) appoints and authorizes the Syndication Agent, the Documentation Agent, the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Syndication Agent, the Documentation Agent, the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (vi) in the case of each such Incremental A Term Lender organized under the laws of a jurisdiction outside the United States, attaches the applicable forms described in Section 3.04(b) of the Credit Agreement certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents.

        The Borrower acknowledges and agrees that all Obligations with respect to Incremental A Term Loans made pursuant to an Incremental A Term Commitment shall be secured pursuant to the Pledge Agreement in accordance with the terms and provisions thereof. Each Parent Company acknowledges and agrees that all Obligations with respect to A Term Loans made pursuant to an Incremental A Term Commitment shall be fully guaranteed pursuant to the Subsidiary Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Pledge Agreement in accordance with the terms and provision thereof.

        The effective date of this Agreement shall be the date on which (i) the parties hereto have executed a counterpart of this Agreement and delivered same to the Administrative Agent at the Notice Office, (ii) all fees required to be paid in connection herewith have been paid and (iii) the Incremental Commitment Requirements and all other conditions set forth in the Credit Agreement (including Section 1.15 thereof), which date shall be no later than June 30, 2004.

        You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on                             ,            . If you do not so accept this Agreement by such time, our Incremental A Term Commitments set forth in this Agreement shall be deemed cancelled.

        After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by fax) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 11.12 of the Credit Agreement.

*    *    *

2

        THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,
[NAME OF LENDER]
By
Name: Title:
Agreed and Accepted this day of , :
FAIRPOINT COMMUNICATIONS, INC.
By:
Name: Title:
[NAMES OF OTHER CREDIT PARTIES](1)
By:
Name: Title:
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent
By:
Name: Title:

(1)
Insert signature blocks for each other Credit Party.

3

ANNEX I

Name of Incremental A Term Lender	Amount of Incremental A Term Commitment	Upfront Fee

Total:

QuickLinks

  Exhibit 10.2
  EXHIBIT L
FORM OF INCREMENTAL A TERM COMMITMENT AGREEMENT
[Name(s) of Lender(s)]
  ANNEX I